UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 11, 2022

TrueBlue, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:    (253) 383-9101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 11, 2022, TrueBlue, Inc. held its annual meeting of shareholders. A total of 33,146,636 shares of the company’s common stock outstanding and entitled to vote were present at the annual meeting in person or by proxy. At the annual meeting, the shareholders voted to: (a) elect each of the nine nominees for director to serve until the 2023 Annual Meeting of Shareholders, (b) approve, on an advisory basis, the compensation of the company’s named executive officers, and (c) ratify the selection of Deloitte & Touche LLP to be the company’s independent registered public accounting firm for the fiscal year ending December 25, 2022.

The voting results were as follows:

(a)Election of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
A. Patrick Beharelle	31,767,360	38,770	4,916	1,335,590
Colleen B. Brown	31,755,715	50,644	4,687	1,335,590
Steven C. Cooper	31,414,115	388,230	8,701	1,335,590
William C. Goings	31,728,261	77,869	4,916	1,335,590
Kim Harris Jones	31,758,505	47,853	4,688	1,335,590
R. Chris Kreidler	31,759,408	46,167	5,471	1,335,590
Sonita F. Lontoh	31,762,492	43,275	5,279	1,335,590
Jeffrey B. Sakaguchi	31,160,210	645,921	4,915	1,335,590
Kristi A. Savacool	31,756,090	50,270	4,686	1,335,590

(b)Advisory vote on compensation of the company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
30,720,697	1,055,936	34,413	1,335,590

(c)Ratification of the appointment of Deloitte & Touche LLP to be the company’s independent registered public accounting firm for the fiscal year ending December 25, 2022:

For	Against	Abstain
32,853,959	292,184	493

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description	Filed Herewith

104	Cover page interactive data file - The cover page from this Current Report on Form 8-K is formatted as Inline XBRL	X

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	May 13, 2022	By:	/s/ Garrett R. Ferencz
Garrett R. Ferencz
Executive Vice President, Chief Legal Officer